UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 19, 2016

American Assets Trust, Inc.
American Assets Trust, L.P.

(Exact name of registrant as specified in its charter)

Maryland (American Assets Trust, Inc.) Maryland (American Assets Trust, L.P.)	001-35030 (American Assets Trust, Inc.) 333-202342-01 (American Assets Trust, L.P.)	27-3338708 (American Assets Trust, Inc.) 27-3338894 (American Assets Trust, L.P.)
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11455 El Camino Real, Suite 200 San Diego, California 92130
(Address of principal executive offices, including zip code)
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Registrant’s telephone number, including area code: (858) 350-2600

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
Supplemental Federal Income Tax Considerations
The information included on this Current Report on Form 8-K under this heading “Supplemental Federal Income Tax Considerations” and the information on Exhibit 99.1 hereto are a supplement to, and are intended to be read together with, the discussion under the heading “Federal Income Tax Considerations” in the Registration Statement on Form S-3 (File No. 333-201909) of American Assets Trust, Inc. (the “Company”) filed with the Securities and Exchange Commission on February 6, 2015 and in the related prospectus dated February 6, 2015 of the Company.

Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Exhibit Description
99.1	Supplemental Federal Income Tax Considerations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

AMERICAN ASSETS TRUST, INC.
	By:	/s/ ADAM WYLL
Name: Adam Wyll Title: Senior Vice President, General Counsel and Secretary
February 19, 2016

AMERICAN ASSETS TRUST, L.P.
	By:	/s/ ADAM WYLL
Name: Adam Wyll Title: Senior Vice President, General Counsel and Secretary
February 19, 2016

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Supplemental Federal Income Tax Considerations.